Pacific FundsSM Floating Rate Income Class: A (PLFLX), C (PLBCX), I (PLFRX), Advisor (PLFDX)	Summary Prospectus August 1, 2019
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund online at www.pacificlife.com/pacificfunds.html. You can also get this information at no cost by calling customer service at (800) 722-2333 (select Option 2) or by sending an e-mail request to PFdocumentrequest@pacificlife.com. The Fund’s Prospectus and statement of additional information, both dated August 1, 2019, are incorporated by reference into this Summary Prospectus and may be obtained, free of charge, at the website, telephone number, or e-mail address noted above.
Beginning January 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting the Fund using the phone number listed above or by contacting your financial intermediary directly. You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies by using the phone number listed above or by contacting your financial intermediary directly. Your election to receive reports in paper will apply to all communications received for all Funds held with Pacific Funds.

Investment Goal

This Fund seeks a high level of current income.

Fees and Expenses of the Fund

The tables that follow describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible Funds of the Trust. More information about these and other discounts is available from your financial professional and in the Overview of the Share Classes section on page 89 in the Fund’s prospectus (the “Prospectus”) and in the appendix to this Prospectus titled Variations in Sales Charge Waivers and Discounts Available Through Specific Financial Intermediaries.

Shareholder Fees (fees paid directly from your investment)

Share Class
	A	C	I	Advisor
Maximum Sales Charge (load) imposed on purchases (as a percentage of offering price)	3.00%	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the purchase price or redemption price, whichever is less)	None	1.00%	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class
	A	C	I	Advisor
Management Fee	0.65%	0.65%	0.65%	0.65%
Distribution (12b-1) and/or Service Fee	0.25%	1.00%	None	None
Other Expenses	0.39%	0.39%	0.25%	0.39%
Acquired Fund Fees and Expenses[1]	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.30%	2.05%	0.91%	1.05%
Less Fee Waiver and Expense Reimbursement[2,3]	(0.28%)	(0.33%)	(0.19%)	(0.28%)
Total Annual Fund Operating Expenses after Fee Waiver Expense Reimbursement	1.02%	1.72%	0.72%	0.77%

[1]

Acquired Fund Fees and Expenses are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies. As such, they are not reflected in the total annual operating expenses in the Fund’s financial statements.

[2]

PLFA has agreed to waive a portion of its management fee through 7/31/2020 as long as Pacific Asset Management manages the Fund, in the following amounts: 1) 0.025% on net assets above $1 billion through $2 billion; 2) 0.050% on net assets above $2 billion through $3 billion; and 3) 0.075% on net assets above $3 billion. The agreement is terminable upon approval of the Board of Trustees and prior written notice to the investment adviser.

[3]

The investment adviser has agreed to limit certain “Other Expenses” incurred by the Fund that exceed an annual rate of 0.10% for Class A and Advisor Class shares through 7/31/2020, and 0.05% for Class C and Class I shares through 7/31/2020. This agreement shall automatically renew for successive one-year terms unless the investment adviser provides written notice of the termination of the agreement at least 10 days prior to the beginning of the next one-year term. The investment adviser may recoup from the Fund amounts reimbursed in future periods, not to exceed three years from the date on which the reimbursement took place, provided that the recoupment would be limited to the lesser of: (i) the expense cap in effect at the time of the reimbursement or (ii) the expense cap in effect at the time of recoupment.

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. Each Example assumes that you invest $10,000 in the noted share class of the Fund for the time periods indicated, that your investment has a 5% return each year, and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown, except for the ten-year amounts for Class C shares that reflect the conversion to Class A shares six years after the end of the calendar month in which the shares were purchased and the fee waiver and the expense reimbursement (expense limitation) which are only reflected for the contractual periods. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Your expenses (in dollars) if you SELL your shares
at the end of each period.
Share Class
	A	C	I	Advisor
1 year	$401	$275	$74	$79
3 years	$673	$611	$271	$306
5 years	$965	$1,073	$485	$552
10 years	$1,797	$2,353	$1,102	$1,257

Your expenses (in dollars) if you DON’T SELL your shares
at the end of each period.
Share Class
	A	C	I	Advisor
1 year	$401	$175	$74	$79
3 years	$673	$611	$271	$306
5 years	$965	$1,073	$485	$552
10 years	$1,797	$2,353	$1,102	$1,257

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its holdings). A higher portfolio turnover rate reflects a larger number of securities being bought or sold, which may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance. During the fiscal year ended March 31, 2019, the portfolio turnover rate was 122% of the average value of the Fund.

Principal Investment Strategies

This Fund invests principally in income producing floating rate loans and floating rate debt securities. Under normal circumstances, this Fund invests at least 80% of its assets in floating rate loans and floating rate debt securities. Floating rate loans and floating rate debt securities are those with interest rates which float, adjust or vary periodically based upon a benchmark indicator, a specified adjustment schedule or prevailing interest rates. Floating rate loans and floating rate debt securities in which the Fund invests consist of senior secured and unsecured floating rate loans, secured and unsecured second lien floating rate loans, and floating rate debt securities of domestic and foreign issuers. Senior floating rate loans and some floating rate debt securities are debt instruments that may have a right to payment that is senior to most other debts of the borrowers. Second lien loans are generally second in line in terms of repayment priority with respect to the pledged collateral. Borrowers may include corporations, partnerships and other entities that operate in a variety of industries and geographic regions. Generally, secured floating rate loans are secured by specific assets of the borrower.

Floating rate loans will generally be purchased from banks or other financial institutions through assignments or participations. A direct interest in a floating rate loan may be acquired directly from the agent of the lender or another lender by assignment or an indirect interest may be acquired as a participation in another lender’s portion of a floating rate loan.

The Fund is expected to invest substantially all of its assets in floating rate loans and other debt instruments that are rated non-investment grade or, if unrated, are of comparable quality as determined by the Manager. The Fund may invest up to 20% of its assets in other types of debt instruments or securities including non-investment grade (high yield/high risk, sometimes called “junk bonds”) debt instruments.

The Fund may invest up to 25% of its assets in U.S. dollar denominated foreign investments, principally in developed markets.

Individual investment selection is based on the Manager’s fundamental research process and an assessment of the investment’s relative value. An investment is generally sold when the issue has realized its price appreciation target, the issue no longer offers relative value, or an adverse change in corporate or sector fundamentals has occurred.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to separate Principal Risks that are each defined in the Principal Risks section below. Risks are presented alphabetically for reader convenience. The Fund may be affected by the following principal risks:

• Active Management Risk: The Manager’s judgments about the potential value or price appreciation of an investment may prove to be incorrect or fail to have the intended results, which could negatively impact the Fund’s performance.

• Credit Risk: An issuer or guarantor of a debt instrument might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due (“default”). Defaults may potentially reduce the Fund’s income or ability to recover amounts due and may reduce the value of the debt instrument, sometimes dramatically.

• Debt Securities Risk: Debt securities and other debt instruments are subject to many risks, including interest rate risk, market and regulatory risk, credit risk, and price volatility risk, which may affect their value.

• Floating Rate Loan Risk: Floating rate loans (or bank loans) are usually rated below investment grade and thus are subject to high yield/high risk or “junk” securities risk. The market for floating rate loans is a private interbank resale market and thus may be subject to irregular trading activity, wide bid/ask spreads and delayed settlement periods. Purchases and sales of loans are generally subject to contractual restrictions that must be fulfilled before a loan can be bought or sold. These restrictions may hamper the Fund’s ability to buy or sell loans and negatively affect the transaction price. A significant portion of the floating rate loans held by the Fund may be “covenant lite” loans that contain fewer or less restrictive constraints on the borrower or other borrower-friendly characteristics and offer less protections for investors than covenant loans. It may take longer than seven days for transactions in loans to settle, which may result in cash proceeds not being immediately available to the Fund. The Fund is also subject to credit risk with respect to the issuer of the loan. Investments in junior loans involve a higher degree of overall risk.

U.S. federal securities laws afford certain protections against fraud and misrepresentation in connection with the offering or sale of a security, as well as against manipulation of trading markets for securities. However, it is unclear whether these protections are available to an investment in a loan.

• Foreign Markets Risk: Exposure to foreign markets can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

• High Yield/High Risk or “Junk” Securities Risk: High yield/high risk securities are typically issued by companies that are highly leveraged, less creditworthy or financially distressed and are considered to be mostly speculative in nature (high risk), subject to greater liquidity risk, and subject to a greater risk of default than higher rated securities. High yield/high risk securities (including loans) may be more volatile than investment grade securities.

• Interest Rate Risk: The value of debt instruments may fall when interest rates rise. Debt instruments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt instruments with shorter durations or floating or adjustable interest rates.

• Issuer Risk: The value of a security or instrument may decline for reasons directly related to the issuer of the security or instrument, such as reduced demand for the issuer’s goods or services.

• Liquidity Risk: Certain holdings may be difficult to purchase, sell and value, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. The Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other more desirable, more liquid securities or sell less liquid or illiquid securities at a loss if needed to raise cash to conduct operations.

• Market and Regulatory Risk: Events in the financial markets and economy may cause volatility and uncertainty and adversely impact the Fund’s performance. Market events may affect a single issuer, industry, sector, or the market as a whole. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments.

• Price Volatility Risk: To the extent the Fund invests in investments whose value may go up or down rapidly or unpredictably, the Fund’s value may also go up or down rapidly or unpredictably. Price volatility can be caused by many factors, including changes in the economy or financial markets or for reasons specific to a particular issuer.

• Underlying Fund Risk: Because the Fund may serve as an underlying fund of one or more “fund of funds” of the Trust and thus have a significant percentage of its outstanding shares held by such fund of funds, a change in asset allocation by the fund of funds could result in large redemptions out of the Fund, causing potential increases in expenses to the Fund and sale of securities in a short timeframe, both of which could negatively impact performance.

Performance

The bar chart and Average Annual Total Returns table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to a broad-based market index. The bar chart shows the performance of the Fund’s Class I shares.

Performance reflects fee waivers or expense limitations, if any, that were in effect during the periods presented. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information may be obtained at our website: www.pacificfunds.com/investor/performance.html, or by calling customer service at (800) 722-2333 (select Option 2).

Calendar Year Total Returns (%)1

1 Class I return for the period 1/1/19 through 6/30/19: 5.49%

Best and worst quarterly performance reflected within the bar chart: Q1 2012: 3.80%; Q4 2018: (3.39%)

Average Annual Total Returns (For the periods ended December 31, 2018)	1 year	5 years	Since Inception
Class I (incepted June 30, 2011) (before taxes)	0.41%	2.89%	4.19%
Class I (after taxes on distributions)	(1.56%)	0.91%	2.26%
Class I (after taxes on distributions and sale of Fund shares)	0.27%	1.31%	2.38%
Class A (incepted December 30, 2011) (before taxes)	(2.88%)	2.00%	3.74%
Class C (incepted December 30, 2011) (before taxes)	(1.55%)	1.85%	3.43%
Advisor Class (incepted June 29, 2012) (before taxes)	0.36%	2.86%	3.95%
Credit Suisse Leveraged Loan Index (reflects no deductions for fees, expenses or taxes) (based on Class I inception date)	1.14%	3.33%	4.11%

The after-tax returns (a) are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; (b) are shown for Class I shares only and will vary for other classes; and (c) are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some instances, the return after taxes on distributions and sale of Fund shares may be greater than the return before taxes because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

Management

Investment Adviser – Pacific Life Fund Advisors LLC (“PLFA”)

Management Firm – Pacific Asset Management, a division of PLFA. The primary persons responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Management Firm	Experience with Fund
J.P. Leasure, Senior Managing Director and Portfolio Manager	Since 2011 (Fund Inception)
Michael Marzouk, CFA, Managing Director and Portfolio Manager	Since 2011 (Fund Inception)

Purchase and Sale of Fund Shares

Once you have established an account, you may generally purchase or redeem (sell) shares of a Fund on any business day by mail (Pacific Funds, P.O. Box 9768, Providence, RI 02940-9768), overnight mail (Pacific Funds, 4400 Computer Drive, Westborough, MA 01581), by telephone by calling customer service at (800) 722-2333 (select Option 2) or by wire or electronic funds transfer. For accounts established through a broker-dealer or other financial intermediary, please contact your financial professional to purchase or redeem shares.

For Class A and Class C shares, the minimum initial investment is $1,000, and the minimum subsequent investment is $50. For Class I shares, the minimum initial investment is $500,000, with no minimum for subsequent investments. Class I shares are only available to eligible investors. There is no minimum initial or subsequent investment for Advisor Class shares because they are generally only available to investors in fee-based advisory programs. Not all classes are available for direct investment for all Funds. Pacific Funds Series Trust (the “Trust” or “Pacific Funds”) reserves the right to waive or change minimum investment amounts, including for certain types of retirement plans. The Trust and Pacific Select Distributors, LLC, the distributor and principal underwriter for the Trust (the “Distributor”), reserve the right to reject any request to buy shares.

Purchase and sale orders for accounts held directly with the Trust are executed at the next net asset value (“NAV”), plus or minus any applicable sales charges, determined after the transfer agent of the Trust receives an order in proper form at its processing location in Westborough, MA (which may not be the same day the order is first received at the Trust’s P.O. Box for any orders sent to the Trust’s P.O. Box as these orders must be picked up and delivered to the Trust’s Westborough, MA location for review and processing). Purchase and sale orders for accounts held with a financial intermediary are executed at the next NAV, plus or minus any applicable sales charges, determined after the order is received by the financial intermediary in proper form.

Tax Information

The Trust’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account, distributions from which may be taxable upon withdrawal.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as through a “fund supermarket” where a variety of mutual funds from different fund families are offered through your broker-dealer or other financial intermediary), the Trust and its related companies may pay the broker-dealer or other financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your financial representative or visit your financial intermediary’s website for more information.

Visit us at our Website: www.PacificFunds.com 30651-19A